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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                            -------------------------

                                    FORM 8-K

                            -------------------------

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 19, 2003


                     DOMINION RESOURCES BLACK WARRIOR TRUST
             (Exact name of Registrant as specified in its charter)


           DELAWARE                      1-11335                75-6461716
(State or other jurisdiction of        (Commission           (I.R.S. Employer
incorporation or organization)         File Number)         Identification No.)


                TRUST DIVISION                                     75202
              ROYALTY TRUST GROUP                                (Zip Code)
             BANK OF AMERICA, N.A.
          901 MAIN STREET, 17TH FLOOR
                 DALLAS, TEXAS
   (Address of principal executive offices)


       Registrant's Telephone Number, including area code: (214) 209-2400


                                 NOT APPLICABLE
              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        c.     Exhibits

               99.1     Press Release dated November 19, 2003.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

           On November 19, 2003, the Registrant issued a press release announcing its quarterly cash distribution to unitholders of record on December 1, 2003, payable on December 9, 2003. The press release has been furnished as
Exhibit 99.1 to this Current Report on Form 8-K. The information furnished is not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      DOMINION RESOURCES BLACK WARRIOR TRUST

                                      By: BANK OF AMERICA, N.A., TRUSTEE


                                          By: /s/RON E. HOOPER
                                              ----------------------------------
                                              RON E. HOOPER
                                              Senior Vice President


Date:    November 25, 2003

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                                  EXHIBIT INDEX



         Exhibit
         Number            Description
         ------            -----------
         99.1              Press Release dated November 19, 2003.